Exhibit 99.1

LPCN 1144 Resolves Non Alcoholic Fatty Liver Disease

Somaya Albhaisi, MD[1]; Kilyoung Kim, PhD[3]; Jonathan Baker, PhD[3]; Nachiappan Chidambaram, PhD[3]; Mahesh V. Patel, PhD[3]; Michael Charlton, MD[4]; Arun J. Sanyal, MD[2]
[1] Dept. of Internal Medicine, Virginia Commonwealth University, Richmond, VA, USA; [2] Div. of Gastroenterology, Hepatology and Nutrition, Dept. of Internal Medicine, VCU, Richmond, VA, USA; [3] Lipocine Inc., Salt Lake City, UT, USA; [4] Center for Liver Disease, University of Chicago Medicine, Chicago, IL, USA

AASLD THE LIVER MEETING® NOVEMBER 8-12 2019 BOSTON

INTRODUCTION

- Hypogonadism, defined by low circulating testosterone (T) levels, is increasingly being recognized in those with metabolic syndrome, the principal risk factor for nonalcoholic fatty liver disease (NAFLD).[1,2]
  - Overlapping co-morbidities


Hypogonadism
NAFLD/NASH
Attributes of Metabolic Syndrome
Obesity
Type2 Diabetes
Hypertension
Hypertriglyceridemia

- Men with low testosterone are at high risk for NAFLD.[3]
- Patients with NASH show significantly lower free T than those with nonalcoholic fatty liver (NAFL). Levels of free T decreased significantly with the increased incidence of lobular inflammation, hepatocyte ballooning, NAFLD activity score, and fibrosis.[4]
- Unlike hepatotoxicity-prone methyltestosterone, LPCN 1144 (oral prodrug of bioidentical T) is lymphatically absorbed.
- The objectives of this investigation are to 1) determine the prevalence of NAFL in hypogonadal males and 2) evaluate the effect of oral LPCN 1144 on underlying NAFLD in hypogonadal males

METHODS

- Liver Fat Study (LFS, a sub-study of NCT03868059): a 16-week open-label, multi-center, single arm study with LPCN 1144 in hypogonadal subjects (N=36) to assess liver fat % using MRI-PDFF*.


Screening
Interim Results
MRI-PDFF BL
MRI-PDFF Δ Interim
MRI-PDFF Δ End-of-Study

* MRI-PDFF: Magnetic Resonance Imaging-Proton Density Fat Fraction

- SOAR Trial (NCT02081300): a 52-week, multi-center, open-label, active controlled (topical T) study of oral TU treatment in hypogonadal subjects (N=315) to assess changes of liver injury markers.


Safety Extension
Serum Biomarker Assessment
LPCN 1144 (N=210)
Week

RESULTS – LFS

Observed Higher NAFL Prevalence in Hypogonadal Males and Baseline Liver Fat % Distribution


% of NAFL Subjects
66%
25%
LFS Population†
General Population‡

† NAFL identified by MRI-PDFF ≥ 5% in LPCN 1144 Liver Fat Study: N = 21/32
‡ Prevalence of NAFL diagnosed by imaging hepatosteatosis ≥ 5% liver fat in general population


Mean LF % BL
12.1 ± 8.1
18.3 ± 7.7
20.5 ± 7.0

* FAS: Full Analysis Set, LF: Liver Fat, BL: Baseline

Meaningful Liver Fat % Reduction and Substantial Responder Rates*


% of Relative Liver Fat CBL
-33%
-42%
-40%
BL ≥ 5%
BL ≥ 8%
BL ≥ 10%


% of Responders
71%
80%
75%
BL ≥ 5%
BL ≥ 8%
BL ≥ 10%

* Responder rate for relative change is % of patients with at least 30% for relative change from baseline

Substantial NAFL Resolution* and Liver Fat Reduction in NAFL Resolved Subjects


Interim (Wk8)
EOS (Wk16)
% of NAFL Resolved Subjects
33%
48%


Interim (Wk8)
EOS (Wk16)
Mean Relative Liver Fat % Change
-45.2%
-55.6%
Subjects with NAFL Resolution

* Resolution of NAFL is defined as when BL liver fat ≥ 5% is reduced to < 5% at EOS

Time Dependent Improvement in NAFL Resolution with LPCN 1144


NAFL Free (LF < 5%)
NAFL (LF ≥ 5%)
NAFL
NAFL Free

About 50% of NAFL Subjects Experienced Resolution at Week 16

RESULTS – SOAR

Meaningful Normalization of Liver Injury Markers


52%
50%
67%
31%
ALT
AST
ALP
GGT

Note: ALT, AST, ALP, and GGT normal range upper limit is 40 U/L, 43 U/L, 115 U/L, and 49 U/L, respectively

RESULTS – SOAR

Collateral Health Benefits Observed with LPCN 1144 Therapy*


SF-36
PDQ
Mental Component Summary
Mental Health
Role Emotional
Maintained Erection
Sexual Activity
Negative Mood
Positive Mood
Overall Sexual Desire
Mean Change (±95% CI) from Baseline

SF-36: Short Form-36, PDQ: Psychosexual Daily Questionnaire; * Subjects with ALT > 40 U/L at BL (N=33)

Well Tolerated Safety with LPCN 1144 Chronic Use

- Good Gastrointestinal Tolerability


Gastrointestinal Events in 52-Wk Treatment
LPCN 1144
Topical Gel
% Subjects

- No LDL-C Increase at EOS


Mean LDL-C CBL (mg/dL)

* LDL-C upper normal limit is 160 mg/dL

CONCLUSION

- Male Hypogonadism is associated with NAFLD.
- Administration of the T-analog LPCN 1144 resolved NAFLD in half the affected patients without any safety signals.
- These results warrant further assessment of LPCN 1144 for the treatment of NASH in males with low T levels. ➔ Currently a Phase 2 study of biopsy-confirmed NASH subjects is ongoing: **LiFT (www.lift-study.com)**

REFERENCES

[1] Kelly et al., Lif Sci 2014
[2] Dhindsa et al., Diab Care 2010
[3] Kim et al., Gastroenterol 2012
[4] Sumida et al., Gastroenterol Hepatol 2015
[5] Younossi et al., Hepatol 2016

- Author disclosures are on file at AASLD.
- This study was funded by Lipocine Inc.
- Contact info:
  Dr. Somaya Albhaisi, somaya.albhaisi@vcuhealth.org
  Dr. Jonathan Baker, jb@lipocine.com or admin@lipocine.com